Annual Report

GNMA Fund

May 31, 2001

 T. Rowe Price

Report Highlights

GNMA Fund

o Falling interest rates and a sluggish economy provided a favorable backdrop for GNMAs during the past year.

o The fund posted excellent results for the fiscal year and past six months, outpacing the Lipper GNMA Funds Average and slightly trailing the Salomon Smith Barney GNMA Index.

o We kept a longer duration than competing funds and bought medium-term bonds to protect the fund from a rise in mortgage prepayments and a steeper yield curve.

o Our outlook for GNMAs is positive as strong demand and a stabilizing economy bode well for our sector of the market.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The environment for GNMAs and other high-quality bonds was generally favorable during the past year as falling interest rates and stock market volatility spurred investor demand for bonds. The Federal Reserve slashed short-term interest rates five times since the beginning of the year in an effort to revive the flagging economy. Against this backdrop of slowing economic growth and declining interest rates, your fund posted excellent results through the fiscal year ended May 31, 2001.


     MARKET ENVIRONMENT

          During the past six months the Treasury yield curve has been dramatically reshaped as one-year rates fell 235 basis points, while the 30-year rate rose 14 basis points (100 basis points equal one percentage point). Falling short-term rates and rising long-term rates led to a steeper yield curve, meaning that long-term rates are significantly higher than those on the short end of the interest rate spectrum. The steeper yield curve primarily reflects the market's reaction to the Federal Reserve's aggressive policy of monetary easing, amounting to 250 basis points in five months.

          Credit Spreads Narrowed

Interest Rate Levels

                         Current Coupon           10-Year
Label                    GNMA                     Treasury Note

05/31/00                 8.00                     6.42
06/30/00                 7.77                     6.08
07/31/00                 7.80                     6.04
08/31/00                 7.56                     5.76
09/30/00                 7.47                     5.82
10/31/00                 7.43                     5.66
11/30/00                 7.19                     5.56
12/31/00                 6.87                     5.10
01/31/01                 6.55                     5.11
02/28/01                 6.53                     4.89
03/31/01                 6.51                     4.92
04/30/01                 6.75                     5.34
05/31/01                 6.72                     5.38

          Investors receive higher rates of interest from GNMAs and other bonds than they do from Treasuries, the safest of all securities, to compensate them for assuming maturity or prepayment risk. When interest rates fall, homeowners usually refinance their mortgages, resulting in unpredictable cash flows. Also, mortgages bought at a premium above par suffer a loss when mortgages are called at par value. (That said, it should be noted that GNMAs are backed by the full faith and credit of the U.S. government and have little credit risk.) The difference between Treasury rates and those on other securities is known as a credit spread. During the period under review, credit spreads tightened considerably as the spreads on five-year swap maturities narrowed from 105 basis points over Treasury yields to 74 basis points; 10-year spreads also narrowed the gap from 116 basis points to 78.

          The 30-year FHLMC mortgage rate trended lower, moving from 7.31% to 6.83% during the past six months. Just one year ago the rate was 8.28%. The yield spread between the current coupon GNMA and the 10-year Treasury note moved in a relatively narrow range over the past year and was at the tighter end of that range at the end of May, with a spread of 134 basis points. (See chart on page 1.)

          Mortgage Bonds  Performed Well

          All this points to good performance in the mortgage-backed sector of the fixed-income market. Discount mortgage securities (those with lower coupons than the current coupon) outperformed higher-coupon bonds over the past 12 months but trailed them during the last six months. The steepening of the yield curve in recent months caused shorter-duration mortgages (those with higher coupons) to outperform over the shorter period. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of four years would fall about 4% in price in response to a one-percentage-point rise in interest rates, and vice versa.)


PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

 Periods Ended 5/31/01                  6 Months              12 Months
--------------------------------------------------------------------------------

 GNMA Fund                              4.92%                 12.31%

 Salomon Smith Barney
 GNMA Index                             5.18                  12.69

 Lipper GNMA Funds Avera                4.60                  11.57

          For the 6- and 12-month periods ended May 31, 2001, the fund provided excellent returns of 4.92% and 12.31%, respectively, outpacing the Lipper GNMA Funds Average and slightly trailing the Salomon Smith Barney GNMA Index in both periods. Results during the six months reflected a $0.16 increase in the fund's share price to $9.40, while the dividend declined a penny to $0.29 per share. The fund's 30-day dividend yield fell from 6.43% to 6.13% in an atmosphere of declining rates (see Portfolio Highlights table following this letter for further details).

          Our strategy during the six-month period was molded by our evaluation of the weakening economy and the likelihood of further Fed easing. We believed-correctly as it turned out-that interest rates would fall and the yield curve would steepen and began to structure the portfolio to benefit from these events more than six months ago. We revamped the portfolio to offer some measure of prepayment protection, knowing that as interest rates fell, homeowners would refinance their mortgages as they usually do in this type of environment. This meant carrying a slightly longer duration than our competition to benefit from the ensuing rally. In addition, we purchased securities with medium-term maturities to benefit from the effects of the steepening yield curve.

          Overall, the fund's returns for both periods were enhanced by this strategy, and we are particularly pleased by the fund's better-than-12% annual return, which is attractive in any environment.

OUTLOOK

          Our outlook for mortgage-backed securities is positive. We believe the Federal Reserve is nearing the end of its easing course and the worst of the prepayment cycle is behind us. If interest rates stabilize and the yield curve remains steep, the environment for mortgage securities would remain very attractive. We continue to see good demand for mortgage bonds from banks, agencies, and money managers. With prepayments considerably lower, supply should diminish and provide a good technical environment for our sector of the market. Finally, as the economy stabilizes and begins to improve, volatility should remain muted-again a positive for mortgage-backed securities.

          Thank you for investing with T. Rowe Price.


          Respectfully submitted,

          Connice A. Bavely
          Chairman of the fund's Investment Advisory Committee

          June 22, 2001

          The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

New SEC Rule
--------------------------------------------------------------------------------

  Earlier this year, the Securities and Exchange Commission adopted a new rule that governs the use of names by mutual funds. In general, the rule requires that any fund with a name that suggests a particular investment focus must invest at least 80% of its assets in a manner consistent with its name.

  The GNMA Fund, which invests primarily in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), already meets this 80% test although the current prospectus does not define "primarily." The fund's revised prospectus that we will send you in October will specifically state that 80% of the fund's assets will be invested in such securities.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

 Key statistics

                                         11/30/00               5/31/01

 Price Per Share                           9.24                   9.40

 Dividends Per Share

  For 6 months                             0.30                    0.29

  For 12 months                            0.60                    0.59

 30-Day Dividend Yield *                  6.43%                   6.13%

 30-Day Standardized Yiel                 6.48                    6.17

 Weighted Average Maturit                  8.0                     5.9

 Weighted Average Effecti                  4.1                     3.8

 Weighted Average Quality ***              AAA                     AAA

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**       Based on prepayment-adjusted life of GNMA securities.
***      Based on T. Rowe Price research.


SECTOR DIVERSIFICATION
                                       Percent of             Percent of
                                       Net Assets             Net Assets
                                        11/30/00               5/31/01
--------------------------------------------------------------------------------

 GNMA Pass-Throughs                       90%                    84%

 CMOs                                      7                      9

 Project Loans                             5                      5

 Reserves*              -3                                        2

 U.S. Treasury Obligatio                   1                   --

 Total                                   100%                   100%

*Includes short-term obligations and other assets less liabilities.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     GNMA FUND
     ---------------------------------------------------------------------------
                                            Salomon Smith         Lipper GNMA
Date                Barney GNMA Index       Funds Average           GNMA Fund

5/31/91                        10.000              10.000              10.000
5/31/92                        11.297              11.161              11.206
5/31/93                        12.393              12.193              12.173
5/31/94                        12.400              12.128              12.083
5/31/95                        13.802              13.387              13.547
5/31/96                        14.547              13.972              14.051
5/31/97                        15.900              15.156              15.240
5/31/98                        17.418              16.621              16.759
5/31/99                        18.281              17.254              17.409
5/31/00                        18.883              17.656              17.781
5/31/01                        21.279              19.752              19.970

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 5/31/01          1 Year    3 Years    5 Years    10 Years

     GNMA Fund                      12.31%      6.02%      7.28%       7.16%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe PRice GNMA Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------
                    Year
                    Ended
                    5/31/01      5/31/00      5/31/99      5/31/98      5/31/97

 NET ASSET
 VALUE

 Beginning
 of period          $  8.92   $     9.33   $     9.57   $     9.30   $     9.19

    Investment
    activities

    Net investment
    income (loss)      0.59         0.60         0.61         0.63         0.65

    Net realized
    and unrealized
    gain (loss)        0.48        (0.41)       (0.24)        0.27         0.11

    Total from
    Investment acti    1.07         0.19         0.37         0.90         0.76

 Distributions
    Net investment
    income            (0.59)       (0.60)       (0.61)       (0.63)       (0.63)

    Tax return of
    capitital          --           --           --           --          (0.02)

    Total distribut   (0.59)       (0.60)       (0.61)       (0.63)       (0.65)

 NET ASSET VALUE
 End of period         9.40         8.92         9.33         9.57         9.30

 Ratios/Supplemental
 Data

 Total return
 (diamnond)           12.31%        2.13%        3.88%        9.97%        8.46

 Ratio of total
 expenses to average
 net assets            0.70%        0.71%        0.71%        0.70%        0.74

 Ratio of net
 investment
 income (loss) to
 average net assets    6.39%        6.61%        6.36%        6.67%        6.98

 Portfolio turnover    71.2%        63.8%        86.7%       120.6%      115.9%

 Net assets, end
 of period
 (in millions)         1,043        1,052        1,111        1,123        $944

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
                                                                  May 31, 2001

Statement of Net Assets                              Par/Shares       Value
--------------------------------------------------------------------------------
                                                          In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 98.4%

U.S. Government Guaranteed Obligations  98.4%
Government National Mortgage Assn.
   I
       6.00%, 12/15/08 - 5/               $100,405                  $ 99,465

       6.50%, 12/15/23 - 1/                165,808                   164,636

       7.00%, 4/15/17 - 9/1                181,520                   184,171

       7.50%, 3/15/07 - 12/                138,858                   143,455

       8.00%, 3/15/14 - 3/1                 66,394                    69,542

       8.50%, 12/15/04 - 12                 12,884                    13,669

       9.00%, 1/15/18 - 9/1                  8,082                     8,704

       9.50%, 6/15/09 - 12/                  3,218                     3,407

       10.00%, 2/15/16 - 3/                 14,036                    15,238

       10.50%, 1/15/13 - 10                  1,356                     1,496

       11.00%, 2/15/10 - 6/                    302                       335

       11.50%, 4/15/10 - 7/                  1,367                     1,522

       12.00%, 5/15/11 - 8/                  1,859                     2,097

       12.50%, 4/15/10 - 7/                    683                       780

       13.00%, 1/15/11 - 8/                    275                       319

       13.50%, 5/15/10 - 1/                    543                       632

     Principal Only

       3/16/28                               6,740                     5,104

   II

       6.50%, 3/20/26 - 5/2                 74,996                    74,095

       7.00%, 8/20/29 - 10/                 26,831                    27,102

       8.00%, 10/20/24 - 6/                 12,358                    12,818

       8.50%, 4/20/16 - 6/2                  6,408                     6,771

       10.00%, 9/20/16 - 5/                    478                       506

       11.00%, 2/20/14 - 9/                    485                       531

       11.50%, 12/20/13 - 7                    535                       598

       12.50%, 10/20/13 - 1                     78                        89

       13.00%, 10/20/13 - 9                    255                       296

Government National Mortgage Assn.
   GPM, I
       8.75%, 6/15/17 - 11/                    219                       233

       9.00%, 5/15/09                          107                       112

       9.25%, 5/15/16 - 5/1                  1,856                     2,002

Government National Mortgage Assn.

   GPM, I
       9.50%, 6/15 - 11/15/                    991                     1,057

       9.75%, 4/15/16 - 2/1                    884                       959

       10.75%, 2/15/16 - 4/                    335                       372

       11.00%, 8/15 - 9/15/                     48                        53

       11.50%, 2/15 - 6/15/                     31                        35

       12.00%, 10/15/10 - 2                    103                       116

       12.25%, 1/15/14 - 2/                     58                        66

       12.50%, 4/15/10 - 10                    205                       234

       12.75%, 11/15/13 - 6                     95                       110

   GPM, I I

       9.25%, 2/20/16                           56                        60

       9.75%, 3/20/21                           30                        32

       10.25%, 3/20 - 9/20/                     25                        27

       11.00%, 9/20/13 - 1/                     31                        34

       12.25%, 1/20/14 - 10                     52                        58

       12.75%, 10/20/13 - 2                     85                        97

   Project Loan, I

       6.625%, 1/15/40                       9,958                     9,802

       6.73%, 9/15/30                       19,745                    19,446

       6.75%, 2/15/41                        9,989                     9,527

       7.37%, 8/15/33                        9,514                     9,618

       8.00%, 11/15/12 - 11                  5,899                     6,208

   REMIC, CMO

       5.00%, 8/16/28                       12,550                    11,638

       6.50%, 10/20/26 - 9/                 39,849                    39,106

       7.00%, 5/16/24                        8,400                     8,586

       7.50%, 7/16/12 - 1/1                 17,659                    18,457

   Interest Only,
       8.00%, 6/16/23 **                     1,958                       198

   TBA, II

       6.00%, 5/20/31                       38,853                    37,611

U.S. Department of Veteran Affairs

   REMIC, CMO

       7.25%, 10/15/08                      10,545                    10,936

   VR, 9.573%, 3/15/25                       1,966                     2,149

   Total U.S. Government
   Guaranteed Obligations
   (Cost  $1,012,071)                                              1,026,317

   U.S. GOVERNMENT OBLIGATIONS  0.0%

   U.S. Treasury Bills, 3.585%, 8/23/01       $500                      $496

   Total U.S. Government Obligations
   (Cost $496)                                                           496

   MONEY MARKET FUNDS  3.8%

   T. Rowe Price Government Reserve
   Investment Fund, 3.88% #                 39,311                    39,311

   Total Money Market Funds
   (Cost $39,311)                                                     39,311


                                                                        Value
--------------------------------------------------------------------------------
                                                                      Thousands

Total Investments in Securities
102.2% of Net Assets (Cost $1,051,878)                                1,066,124

Futures Contracts
In thousands

                                      Contract        Unrealized
                        Expiration    Value           Gain (Loss)
                        ----------    --------        -----------

 Long, 230 five year
 U.S. Treasury Note
 contracts $216,000
 par of 3.585%
 U.S. Treasury Bills
 pledged as
 initial margin          6/01         $ 23,927         $       83

 Net payments
 (receipts) of
 variation
 maxgin to date                                                43

Variation margin
receivable (payable)
on open futures
contracts                                                                  126

Other Assets
Less Liabilities                                                       (23,497)

NET ASSETS                                                          $1,042,753
                                                                    ----------

Net Assets Consist of:

Accumulated net
investment income -
net of distributions                                                $   (5,410)

Accumulated net
realized
gain/loss -
net of distributions                                                   (19,618)

Net unrealized gain (loss)                                              14,329

Paid-in-capital applicable
to 110,984,496 shares of no
par value shares of beneficial
interest outstanding; unlimited
number of shares authorized                                          1,053,452
                                                                     ---------

NET ASSETS                                                         $  1,042,753
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      9.40
                                                                   -----------


** For Interest Only securities, par amount represents notional principal on which the fund receives interest.
#        Seven-day yield
CMO      Collateralized Mortgage Obligation
GPM      Graduated payment mortgage
REMIC    Real Estate Mortgage Investment Conduit
TBA      To be announced security was purchased on a forward commitment basis
VR       Variable rate

The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                    Year
                                                                   Ended
                                                                 5/31/01

Investment Income (Loss)
Interest income                                                $  75,990

Expenses
     Investment management                                         5,005
     Shareholder servicing                                         2,067
     Custody and accounting                                          297
     Prospectus and shareholder reports                               62
     Registration                                                     36
     Legal and audit                                                  17
     Trustees                                                         11
     Miscellaneous                                                     6
     Total expenses                                                7,501
     Expenses paid indirectly                                         (5)
     Net expenses                                                  7,496

Net investment income (loss)                                      68,494

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities                                                    5,175
     Futures                                                         919
     Net realized gain (loss)                                      6,094
Change in net unrealized gain or loss
     Securities                                                   48,788
     Futures                                                          83
     Change in net unrealized gain or lo                          48,871
Net realized and unrealized gain (loss)                           54,965

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $123,459


The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                         Year
                                         Ended
                                        5/31/01                 5/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (l$              68,494                  71,702
  Net realized gain (loss)                6,094                 (14,162)
  Change in net unrealized
  gain or loss                           48,871                 (35,173)

  Increase (decrease) in net
  assets from operations                123,459                  22,367

Distributions to shareholders
  Net investment income                 (68,494)                (71,702)

Capital share transactions *
  Shares sold                           179,085                 209,346
  Distributions reinvested               59,507                  62,267
  Shares redeemed                      (302,962)               (280,884)
  Increase (decrease) in net
  assets from capital
  share transactions                    (64,370)                 (9,271)

 Net Assets
 Increase (decrease)
 during period                           (9,405                 (58,606)

 Beginning of period                  1,052,158               1,110,764

 End of period                                                1,052,158

*Share information
  Shares sold                            19,340                  23,137
  Distributions reinvested                6,432                   6,894
  Shares redeemed                       (32,687)                (31,162)

  Increase (decrease) in
  shares outstanding                     (6,915)                 (1,131)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe  Price  GNMA Fund (the  fund) is  registered  under the  Investment
     Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts

     Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.


     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its MBS, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflects credits earned on a daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contract are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts

     During the year ended May 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in interest rates.

     Other

     Purchases and sales of U.S. government securities, aggregated $763,160,000 and $848,752,000, respectively, for the year ended May 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001 the fund has $19,535,000 of capital loss carryforwards, $1,569,000 of which expires in 2002, $1,748,000 in 2003, and $16,218,000 thereafter through 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income$                         35,000

     Undistributed net realized gain                             263,000

     Paid-in-capital                                            (298,000)

     At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,051,878,000. Net unrealized gain aggregated $14,246,000 at period end, of which $18,760,000 related to appreciated investments and $4,514,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $422,000 was payable at May 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,048,000 for the year ended May 31, 2001, of which $90,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 31% of the outstanding shares of the fund at May 31, 2001. For the year then ended, the fund was allocated $965,000 of Spectrum expenses, $95,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2001, totaled $1,427,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
To the Board of Trustees and Shareholders of

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund ("the Fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial
     statement  presentation.   We  believe  that  our  audits,  which  included
     confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2001


  Investment Services and Information
--------------------------------------------------------------------------------

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.


*    T. Rowe Price Brokerage is a division of T. Rowe Price Investment
     Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond


T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)

Summit Municipal
Money Market
Tax-Exempt Money

* Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. Rowe Price Advisory Services and Retirmeent Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES*

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.        F70-050     5/31/01